Exhibit 16(c)(1)

Projections and Estimates Prepared by Company Management

                             Royal Precision, Inc.
                            Consolidated Inc. Stmt.
                                    (000)'s

                                       BUDGET    BUDGET    BUDGET    BUDGET    BUDGET    BUDGET    BUDGET    BUDGET
                                       Jun-02    Jul-02    Aug-02    Q1 Tot    Sep-02    Oct-02    Nov-02    Q2 Tot
                                       ------    ------    ------    ------    ------    ------    ------    ------
SALES
  Shaft Sales $                         1,309     1,203     1,282     3,794     1,535     1,503     1,746     4,784
  Shaft Units                             368       329       315     1,012       451       396       546     1,393
  ASP STEEL                              3.56      3.66      4.07      3.75      3.40      3.80      3.20      3.43
  Grip Sales $                            385       340       350     1,075       260       260       250       770
  Graphite Sales $                         30        60        60       150        60        70        70       200
                                       ------    ------    ------    ------    ------    ------    ------    ------
TOTAL SALES $                           1,724     1,603     1,692     5,019     1,855     1,833     2,066     5,754

COS
  Steel                                 1,064     1,067     1,062     3,192     1,269     1,177     1,415     3,861
  Grip                                    289       255       263       806       195       195       188       578
  Graphite                                 21        42        42       105        42        49        49       140
                                       ------    ------    ------    ------    ------    ------    ------    ------
Total COS                               1,373     1,364     1,366     4,103     1,506     1,421     1,652     4,578

GROSS PROFIT
  Steel                                   246       136       220       602       266       327       331       923
                                           19%       11%       17%       16%       17%       22%       19%       19%

  Grip                                     96        85        88       269        65        65        63       193
                                           25%       25%       25%       25%       25%       25%       25%       25%

  Graphite                                  9        18        18        45        18        21        21        60
                                           30%       30%       30%       30%       30%       30%       30%       30%

Gross Profit                              351       239       326       915       349       413       414     1,176
Gross Profit %                             20%       15%       19%       18%       19%       23%       20%       20%

S G & A
  SELLING
    Sales                                  44        46        46       137        44        49        44       137
    Sales Int'l                            14        14        14        42        17        16        13        46
    Marketing                              18        16        12        45        14        15        13        42
    Customer Service                       12        14        14        41        13        14        13        40
    Advertising                            19        14        14        47        14        16        15        44
    Tour                                   15        16        15        46        16        16        10        43
    R&D                                    11        12        12        35        11        12        11        35
                                       ------    ------    ------    ------    ------    ------    ------    ------
  TOTAL SELLING COSTS                     134       132       127       393       130       137       119       386
  Total as % of Sales                       8%        8%        8%        8%        7%        7%        6%        7%


  GENERAL & ADMINISTRATIVE
    Admin                                 145       139       138       422       147       149       147       443
    Accounting/Finance                     59        63        62       183        60        63        60       183
    MIS                                    18        19        19        56        18        19        18        56
    HR                                     27        30        28        84        29        30        28        87
                                       ------    ------    ------    ------    ------    ------    ------    ------
  TOTAL G&A                               249       251       246       746       255       261       253       769
  Total as % of Sales                      14%       16%       15%       15%       14%       14%       12%       13%

TOTAL SG&A                                382       383       373     1,139       385       398       372     1,155
Total SG&A as % of Sales                   22%       24%       22%       23%       21%       22%       18%       20%

OPERATING INCOME                          (32)     (144)      (48)     (224)      (35)       15        42        21
Operating Income as % of Sales             -2%       -9%       -3%       -4%       -2%        1%        2%        0%

OTHER INCOME/EXPENSE
  Interest Expense Term Loan FM            18        18        17        53        17        17        17        51
  Interest Expense Sub Debt II Current      5         5         5        14         5        --        --         5
  Interest Expense LOC FM                  30        29        29        88        28        26        26        81
  Interest Expense LOC Over Adv. FM         4         3         2         8         1        --        --         1
  Interest Expense LOC RG                   8         7         7        22         6         6         6        17
  Other Expense                            --        --        --        --        --        --        --        --
                                       ------    ------    ------    ------    ------    ------    ------    ------
TOTAL OTHER INCOME/EXPENSE                 64        61        60       185        57        49        49       155
Total as % of Sales

PRETAX INCOME                             (96)     (205)     (107)     (409)      (93)      (34)       (7)     (134)
Pretax Income as % of Sales               -6%      -13%       -6%       -8%       -5%       -2%         0%      -2%

Income Tax                                 --        --        --        --        --        --        --        --
                                       ------    ------    ------    ------    ------    ------    ------    ------

NET INCOME                                (96)     (205)     (107)     (409)      (93)      (34)       (7)     (134)
                                       ======    ======    ======    ======    ======    ======    ======    ======
Net Income as % of Sales                   -6%      -13%       -6%       -8%       -5%       -2%        0%       -2%
                                       ======    ======    ======    ======    ======    ======    ======    ======

Depreciation                               70        70        70       210        70        70        70       210
Amortization                               --        --        --        --        --
EBIT                                      (32)     (144)      (48)     (224)      (35)       15        42        21
EBITDA                                     38       (74)       22       (14)       35        85       112       231


                                       BUDGET    BUDGET    BUDGET    BUDGET    BUDGET    BUDGET    BUDGET    BUDGET    BUDGET
                                       Dec-02    Jan-03    Feb-03    Q3 Tot    Mar-03    Apr-03    May-03    Q4 Tot  F/Y '03 Tot
                                       ------    ------    ------    ------    ------    ------    ------    ------  -----------
SALES
  Shaft Sales $                         1,500     2,135     2,321     5,956     2,157     1,981     2,114     6,252    20,785
  Shaft Units                             407       541       665     1,613       548       502       617     1,666     5,684
  ASP STEEL                              3.68      3.95      3.49      3.69      3.94      3.95      3.43      3.75      3.66
  Grip Sales $                            330       340       380     1,050       400       400       420     1,220     4,115
  Graphite Sales $                        100       130       150       380       160       160       170       490     1,220
                                       ------    ------    ------    ------    ------    ------    ------    ------    ------
TOTAL SALES $                           1,930     2,605     2,851     7,386     2,717     2,541     2,704     7,962    26,120

COS
  Steel                                 1,353     1,500     1,737     4,589     1,520     1,474     1,574     4,569    16,211
  Grip                                    248       255       285       788       300       300       315       915     3,086
  Graphite                                 70        91       105       266       112       112       119       343       854
                                       ------    ------    ------    ------    ------    ------    ------    ------    ------
Total COS                               1,670     1,846     2,127     5,643     1,932     1,886     2,008     5,827    20,151

GROSS PROFIT
  Steel                                   148       635       584     1,367       637       506       540     1,683     4,575
                                           10%       30%       25%       23%       30%       26%       26%       27%       22%

  Grip                                     83        85        95       263       100       100       105       305     1,029
                                           25%       25%       25%       25%       25%       25%       25%       25%       25%

  Graphite                                 30        39        45       114        48        48        51       147       366
                                           30%       30%       30%       30%       30%       30%       30%       30%       30%

Gross Profit                              260       759       724     1,743       785       654       696     2,135     5,970
Gross Profit %                             13%       29%       25%       24%       29%       26%       26%       27%       23%

S G & A
  SELLING
    Sales                                  42        48        47       137        47        48        48       142       553
    Sales Int'l                            13        14        16        43        14        15        15        45       176
    Marketing                              11        30        30        71        17        17        17        51       210
    Customer Service                       13        15        12        41        14        13        13        40       162
    Advertising                             4        18        28        50        34        34        34       102       243
    Tour                                   11        17        17        45        16        14        15        46       180
    R&D                                    12        12        11        36        11        12        12        35       141
                                       ------    ------    ------    ------    ------    ------    ------    ------    ------
  TOTAL SELLING COSTS                     106       154       161       422       154       154       155       463     1,664
  Total as % of Sales                       5%        6%        6%        6%        6%        6%        6%        6%        6%

  GENERAL & ADMINISTRATIVE
    Admin                                 148       150       146       443       147       148       148       443     1,751
    Accounting/Finance                     61        63        64       188        60        62        62       184       738
    MIS                                    19        20        18        57        19        19        19        57       226
    HR                                     30        30        27        87        30        30        28        88       345
                                       ------    ------    ------    ------    ------    ------    ------    ------    ------
  TOTAL G&A                               258       262       255       774       256       259       257       772     3,060
  Total as % of Sales                      13%       10%        9%       10%        9%       10%       10%       10%       12%

TOTAL SG&A                                364       416       416     1,195       410       413       412     1,235     4,724
Total SG&A as % of Sales                   19%       16%       15%       16%       15%       16%       15%       16%       18%

OPERATING INCOME                         (103)      343       308       548       375       241       284       901     1,246
Operating Income as % of Sales            -5%        13%       11%        7%       14%        9%       11%       11%        5%

OTHER INCOME/EXPENSE
  Interest Expense Term Loan FM            17        16        16        49        15        15        15        45       198
  Interest Expense Sub Debt II Current     --        --        --        --        --        --        --        --        18
  Interest Expense LOC FM                  29        34        36        99        39        40        40       119       387
  Interest Expense LOC Over Adv. FM         4         5         5        13         4         3         2         9        31
  Interest Expense LOC RG                   6         7         7        20         8         8         7        24        82
  Other Expense                            --        --        --        --        --        --        --        --        --
                                       ------    ------    ------    ------    ------    ------    ------    ------    ------
TOTAL OTHER INCOME/EXPENSE                 55        62        64       181        66        66        64       196       717
Total as % of Sales

PRETAX INCOME                            (159)      282       244       367       309       175       221       705       529
Pretax Income as % of Sales               -8%        11%        9%        5%       11%        7%        8%        9%        2%

Income Tax                                 --        --        --        --        --        --        --        --        --
                                       ------    ------    ------    ------    ------    ------    ------    ------    ------

NET INCOME                               (159)      282       244       367       309       175       221       705       529
                                       ======    ======    ======    ======    ======    ======    ======    ======    ======
Net Income as % of Sales                  -8%        11%        9%        5%       11%        7%        8%        9%        2%
                                       ======    ======    ======    ======    ======    ======    ======    ======    ======

Depreciation                               75        75        75       225        75        75        75       225       870
Amortization
EBIT                                     (103)      343       308       548       375       241       284       901     1,246
EBITDA                                    (28)      418       383       773       450       316       359     1,126     2,116

                     ROYAL PRECISION, INC. AND SUBSIDIARIES
                          Consolidated Income Statement
                           Month-Ended: March 31, 2002
                                 (In Thousands)

                                      ACTUAL      ACTUAL      ACTUAL      ACTUAL      ACTUAL      ACTUAL      ACTUAL
                                      Jun-01      Jul-01      Aug-01      Sep-01      Oct-01      Nov-01      Dec-01
                                     -------     -------     -------     -------     -------     -------     -------
NET REVENUE:
  Steel Shafts                         2,464       2,040       1,174       1,304       1,220       1,174         935
  Grips/Clean & Tacky                    225         296         286         228         239         223         319
  Precision Graphite Shafts               19         103          58          20          36          32         139
                                     -------     -------     -------     -------     -------     -------     -------
        Total                          2,709       2,438       1,518       1,552       1,495       1,429       1,392

COST OF SALES:
  Steel Shafts                         1,839       1,466       1,204       1,184       1,042         952       1,017
  Grips/Clean & Tacky                    185         250         249         195         189         191         226
  Precision Graphite Shafts               14          64          35          14          24          22          67
                                     -------     -------     -------     -------     -------     -------     -------
        Total                          2,038       1,779       1,489       1,393       1,254       1,166       1,310
                                     -------     -------     -------     -------     -------     -------     -------

GROSS PROFIT:
  Steel Shafts                           625         574         (30)        120         179         221         (82)
                                        25.4%       28.1%      -2.6%         9.2%       14.6%       18.8%      -8.8%

  Grips/Clean & Tacky                     40          46          36          33          50          32          93
                                        17.7%       15.6%       12.7%       14.4%       20.9%       14.4%       29.1%

  Precision Graphite Shafts                6          39          23           7          12          10          71
                                        29.8%       38.0%       39.4%       32.2%       33.6%       30.6%       51.6%
                                     -------     -------     -------     -------     -------     -------     -------
        Total                            671         659          29         159         240         263          82
                                        24.8%       27.0%        1.9%       10.3%       16.1%       18.4%        5.9%


SELLING, GENERAL & ADMINISTRATIVE:
  Administration                         134         179         176         173         168         151         147
                                         5.0%        7.3%       11.6%       11.1%       11.2%       10.6%       10.5%

  Accounting/Finance                      64          70          46          60          69          63          61
                                         2.3%        2.9%        3.1%        3.9%        4.6%        4.4%        4.4%

  MIS                                     26          26          32          30          25          28          25
                                         0.9%        1.1%        2.1%        1.9%        1.7%        1.9%        1.8%

  Human Resources                         38          44          37          39          36          57          41
                                         1.4%        1.8%        2.5%        2.5%        2.4%        4.0%        2.9%

  R & D                                   18          12          13          11          13          12          11
                                         0.7%        0.5%        0.8%        0.7%        0.8%        0.9%        0.8%

  Customer Service                        19          16          16          12          14          11          11
                                         0.7%        0.7%        1.0%        0.8%        0.9%        0.8%        0.8%

  Marketing                               53          33          30          27          24          31          25
                                         1.9%        1.4%        2.0%        1.8%        1.6%        2.2%        1.8%

  Sales                                   74          66          63          61          58          59          39
                                         2.7%        2.7%        4.2%        3.9%        3.9%        4.2%        2.8%

  Advertising                            161         151         107          53           6          14          16
                                         5.9%        6.2%        7.1%        3.4%        0.4%        1.0%        1.1%

  Tour                                    32          17          30          21          22          19          16
                                         1.2%        0.7%        2.0%        1.3%        1.5%        1.3%        1.1%
                                     -------     -------     -------     -------     -------     -------     -------
        Total                            618         615         552         487         435         445         391
                                        22.8%       25.2%       36.4%       31.4%       29.1%       31.1%       28.1%


AMORTIZATION OF GOODWILL                  --          --          --          --          --          --          --


INCOME FROM OPERATIONS                    53          44        (523)       (327)       (195)       (182)       (309)

  Interest Expense                       (62)        (57)        (50)        (48)        (49)        (82)        (71)
  Amortization of Warrants                --          --          --          --          (6)        (29)        (34)
  Corporate Restructuring                 --          --          --          --          --        (887)        (31)
  Roxxi Royalties                          2           8           7           3           1           1          --
  Other Inc/(Exp)                         10           8           8           6           4          (3)          6
  Goodwill Impairment                                         (5,937)

Pretax Income (Loss)                       2           3      (6,495)       (366)       (244)     (1,181)       (439)
  Income Taxes                             1           1         803          --          --          --          --

NET INCOME (LOSS)                          1           2      (7,298)       (366)       (244)     (1,181)       (439)

BASIC EPS                            $  0.00     $  0.00     $ (1.28)    $ (0.06)    $ (0.04)    $ (0.21)    $ (0.08)
                                     -------     -------     -------     -------     -------     -------     -------
EPS By Quarter                                               $ (1.28)                            $ (0.31)
                                                             -------                             -------
           Depreciation                   71          71          71          71          71          73          72

EBITDA (excluding Goodwill w/o)          135         130        (437)       (247)       (125)     (1,027)       (296)


                                      ACTUAL      ACTUAL      ACTUAL      BUDGET      BUDGET      Fiscal     ACTUAL      BUDGET
                                      Jan-02      Feb-02      Mar-02      Apr-02      May-02       Year        YTD         YTD
                                     -------     -------     -------     -------     -------     -------     -------     -------

NET REVENUE:
  Steel Shafts                         1,826       1,543       1,864       3,049       2,853      21,445      15,543      20,598
  Grips/Clean & Tacky                    305         410         378         435         484       3,827       2,908       3,255
  Precision Graphite Shafts               47          83          48         275         356       1,215         584         619
                                     -------     -------     -------     -------     -------     -------     -------     -------
        Total                          2,177       2,036       2,289       3,759       3,693      26,487      19,035      24,472

COST OF SALES:
  Steel Shafts                         1,328       1,298       1,512       2,073       1,969      16,883      12,841      14,508
  Grips/Clean & Tacky                    255         279         284         305         339       2,946       2,302       2,384
  Precision Graphite Shafts               27          43          26         179         231         746         336         380
                                     -------     -------     -------     -------     -------     -------     -------     -------
        Total                          1,610       1,620       1,822       2,557       2,539      20,575      15,479      17,273
                                     -------     -------     -------     -------     -------     -------     -------     -------

GROSS PROFIT:
  Steel Shafts                           498         245         352         976         884       4,562       2,702       6,090
                                        27.3%       15.9%       18.9%       32.0%       31.0%       21.3%       17.4%       29.6%

  Grips/Clean & Tacky                     50         131          94         131         145         881         605         871
                                        16.4%       32.0%       24.8%       30.0%       30.0%       23.0%       20.8%       26.8%

  Precision Graphite Shafts               19          40          21          96         125         469         248         239
                                        41.7%       48.3%       44.5%       35.0%       35.0%       38.6%       42.5%       38.6%
                                     -------     -------     -------     -------     -------     -------     -------     -------
        Total                            568         416         467       1,202       1,154       5,912       3,556       7,199
                                        26.1%       20.4%       20.4%       32.0%       31.3%       22.3%       18.7%       29.4%


SELLING, GENERAL & ADMINISTRATIVE:
  Administration                         184          92         115         158         160       1,838       1,521       1,554
                                         8.5%        4.5%        5.0%        4.2%        4.3%        6.9%        8.0%        6.4%

  Accounting/Finance                      64          76          55          72          74         775         629         740
                                         2.9%        3.7%        2.4%        1.9%        2.0%        2.9%        3.3%        3.0%

  MIS                                     21          41          31          34          35         352         283         362
                                         0.9%        2.0%        1.3%        0.9%        0.9%        1.3%        1.5%        1.5%

  Human Resources                         46          39          44          49          46         515         420         466
                                         2.1%        1.9%        1.9%        1.3%        1.2%        1.9%        2.2%        1.9%

  R & D                                   13          11          13          17          18         162         127         172
                                         0.6%        0.5%        0.6%        0.5%        0.5%        0.6%        0.7%        0.7%

  Customer Service                        15          12          16          25          27         195         143         246
                                         0.7%        0.6%        0.7%        0.7%        0.7%        0.7%        0.7%        1.0%

  Marketing                               23          42          41          35          37         403         331         464
                                         1.0%        2.1%        1.8%        0.9%        1.0%        1.5%        1.7%        1.9%

  Sales                                   70          67          67          90          80         793         623         756
                                         3.2%        3.3%        2.9%        2.4%        2.2%        3.0%        3.3%        3.1%

  Advertising                             16          19          15         103         101         761         557         795
                                         0.7%        0.9%        0.6%        2.7%        2.7%        2.9%        2.9%        3.3%

  Tour                                    19          20          18          29          30         274         215         290
                                         0.9%        1.0%        0.8%        0.8%        0.8%        1.0%        1.1%        1.2%
                                     -------     -------     -------     -------     -------     -------     -------     -------
        Total                            471         419         415         611         607       6,067       4,848       5,847
                                        21.6%       20.6%       18.1%       16.3%       16.4%       22.9%       25.5%       23.9%


AMORTIZATION OF GOODWILL                  --          --          --          --          --          --          --          --


INCOME FROM OPERATIONS                    97          (3)         52         591         547        (155)     (1,293)      1,352

  Interest Expense                       (74)        (71)        (75)        (68)        (68)       (775)       (640)       (731)
  Amortization of Warrants               (38)        (34)        (38)         --          --        (179)       (179)         --
  Corporate Restructuring                (28)       (212)         (5)         --          --      (1,162)     (1,162)         --
  Roxxi Royalties                         (9)         --          --          --          --          12          12          --
  Other Inc/(Exp)                          6          (2)         (5)          1           1          40          38          49
  Goodwill Impairment                                                         --          --      (5,937)     (5,937)         --

Pretax Income (Loss)                     (45)       (323)        (72)        524         480      (8,156)     (9,161)        670
  Income Taxes                            --          --          --         236         216       1,257         804         369

NET INCOME (LOSS)                        (45)       (323)        (72)        288         264      (9,413)     (9,966)        302

BASIC EPS                            $ (0.01)    $ (0.06)    $ (0.01)    $  0.05     $  0.05     $ (1.65)    $ (1.75)    $  0.05
                                     -------     -------     -------     -------     -------     -------     -------     -------
EPS By Quarter                                   $ (0.14)                            $  0.08
                                                 -------                             -------
           Depreciation                   71          71          71          82          82         876         712       2,173

EBITDA (excluding Goodwill w/o)          100        (180)         75         674         630        (568)     (1,872)      3,575

                              Royal Precision, Inc.
                           Consolidated Balance Sheet

                                      (Audit)     Budget     Budget     Budget     Budget     Budget     Budget
                                       May-01     May-02     Jun-02     Jul-02     Aug-02     Sep-02     Oct-02
                                      -------    -------    -------    -------    -------    -------    -------
ASSETS:
  Cash                                     34          6          5          5          5          5          5
  Accounts Receivable FM                5,175      3,530      3,500      3,167      3,086      2,817      2,578
  Accounts Receivable RG                             660        650        533        520        374        364
  Accounts Receivable PG                             150        150         75         90        135        100
  Allowance bud Doubtful Accts           (187)      (187)      (187)      (187)      (187)      (187)      (187)
  Inventory FG FM                       5,920      2,847      2,850      2,905      3,083      3,060      2,930
  Inventory WIP FM                                 1,507      1,450      1,450      1,450      1,400      1,350
  Inventory Raw FM                                   469        450        450        450        400        350
  Inventory RG                                       440        431        438        375        375        368
  Inventory PG                                       632        601        601        601        508        458
  Deferred Taxes                          224
  Other Current Assets                    215        203        175        150        125        125        125
                                      -------    -------    -------    -------    -------    -------    -------
Total Current Assets                   11,381     10,258     10,075      9,586      9,597      9,012      8,441

Property and Equipment (Net)            6,004      5,658      5,613      5,568      5,523      5,478      5,470

Other Assets                               54         55         50         50         50         50         50
Deferred Taxes                            582
Goodwill                                7,187      1,250      1,250      1,250      1,250      1,250      1,250
                                      -------    -------    -------    -------    -------    -------    -------
TOTAL ASSETS                           25,208     17,220     16,988     16,454     16,420     15,790     15,211
                                      -------    -------    -------    -------    -------    -------    -------

LIABILITIES
  Current Liabilities:
  Accounts Payable FM                   1,534      1,190      1,155      1,341      1,609      1,728      1,927
  Accounts Payable RG                                500        399        359        360        258        312
  Accounts Payable PG                                100         39         62         60         59        134
  Accrued Liabilities other & RP        1,359      1,981      1,900      1,850      1,800      1,750      1,750
  Accrued Income Taxes Payable
  Current Portion of L-T Debt FM          768        696        696        696        696        696        696
  Subordinated Debt II                               425        425        425        425        425
                                      -------    -------    -------    -------    -------    -------    -------
Total Current Liabilities               3,661      4,892      4,613      4,732      4,950      4,916      4,818

Lines of Credit FM                      5,088      4,100      4,023      3,836      3,881      3,674      3,427
Lines of Credit FM Over Advance                      400        400        300        200        100
Lines of Credit RG                                   800      1,049        941        905        763        716
L-T Portion of Notes Payable FM         2,617      1,779      1,726      1,672      1,619      1,565      1,512
L-T Portion of Notes Payable RG
Subordinated Debt I (and discount)
Subordinated Debt II
Other Liabilities                                                24         24         24         24         24
                                      -------    -------    -------    -------    -------    -------    -------
TOTAL LIABILITIES                      11,366     11,971     11,834     11,506     11,579     11,041     10,497

STOCKHOLDERS' EQUITY
  Common Stock                              6         11         11         11         11         11         11
  Additonal Paid-in Capital            13,977     15,491     15,491     15,491     15,491     15,491     15,491
  Beginning Retained Earnings            (117)   (10,229)   (10,229)   (10,229)   (10,229)   (10,229)   (10,229)
  Other Comprehensive Inc (Loss)          (24)       (24)       (24)       (24)       (24)       (24)       (24)
  Current Cummulative Profit (Loss)                             (96)      (301)      (409)      (501)      (535)
                                      -------    -------    -------    -------    -------    -------    -------
Total Stockholders' Equity             13,842      5,249      5,153      4,948      4,841      4,748      4,714
                                      -------    -------    -------    -------    -------    -------    -------
TOTAL LIABILITIES AND EQUITY           25,208     17,220     16,988     16,454     16,420     15,790     15,211
                                      -------    -------    -------    -------    -------    -------    -------


                                       Budget     Budget     Budget     Budget     Budget     Budget     Budget
                                       Nov-02     Dec-02     Jan-03     Feb-03     Mar-03     Apr-03     May-03
                                      -------    -------    -------    -------    -------    -------    -------

ASSETS:
  Cash                                      5          5          5          5          5          5          5
  Accounts Receivable FM                2,798      3,071      3,935      4,456      5,174      5,216      5,283
  Accounts Receivable RG                  354        380        373        448        590        600        620
  Accounts Receivable PG                  105        135        180        215        235        240        250
  Allowance bud Doubtful Accts           (187)      (187)      (187)      (187)      (187)      (187)      (187)
  Inventory FG FM                       2,683      2,727      2,858      2,743      2,519      2,613      2,613
  Inventory WIP FM                      1,350      1,350      1,450      1,450      1,450      1,450      1,450
  Inventory Raw FM                        350        350        450        450        450        450        450
  Inventory RG                            424        431        459        473        473        487        487
  Inventory PG                            454        475        539        546        546        553        553
  Deferred Taxes
  Other Current Assets                    125        125        125        125        125        125        125
                                      -------    -------    -------    -------    -------    -------    -------
Total Current Assets                    8,461      8,863     10,187     10,724     11,381     11,552     11,649

Property and Equipment (Net)            5,463      5,450      5,438      5,425      5,413      5,400      5,388

Other Assets                               50         50         50         50         50         50         50
Deferred Taxes
Goodwill                                1,250      1,250      1,250      1,250      1,250      1,250      1,250
                                      -------    -------    -------    -------    -------    -------    -------
TOTAL ASSETS                           15,224     15,613     16,925     17,449     18,093     18,252     18,337
                                      -------    -------    -------    -------    -------    -------    -------

LIABILITIES
  Current Liabilities:
  Accounts Payable FM                   1,967      1,936      2,174      2,170      2,107      2,136      2,330
  Accounts Payable RG                     287        323        318        300        373        380        293
  Accounts Payable PG                     152         96        120        123        146        149        150
  Accrued Liabilities other & RP        1,750      1,750      1,750      1,750      1,750      1,750      1,750
  Accrued Income Taxes Payable
  Current Portion of L-T Debt FM          696        696        696        696        696        696        696
  Subordinated Debt II
                                      -------    -------    -------    -------    -------    -------    -------
Total Current Liabilities               4,851      4,801      5,058      5,039      5,072      5,110      5,218

Lines of Credit FM                      3,434      3,637      4,310      4,585      4,929      5,008      5,051
Lines of Credit FM Over Advance                      400        500        500        400        300        200
Lines of Credit RG                        736        779        833        910      1,023      1,042        908
L-T Portion of Notes Payable FM         1,458      1,405      1,351      1,298      1,244      1,191      1,137
L-T Portion of Notes Payable RG
Subordinated Debt I (and discount)
Subordinated Debt II
Other Liabilities                          37         44         43         44         44         44         44
                                      -------    -------    -------    -------    -------    -------    -------
TOTAL LIABILITIES                      10,517     11,065     12,095     12,375     12,711     12,695     12,559

STOCKHOLDERS' EQUITY
  Common Stock                             11         11         11         11         11         11         11
  Additonal Paid-in Capital            15,491     15,491     15,491     15,491     15,491     15,491     15,491
  Beginning Retained Earnings         (10,229)   (10,229)   (10,229)   (10,229)   (10,229)   (10,229)   (10,229)
  Other Comprehensive Inc (Loss)          (24)       (24)       (24)       (24)       (24)       (24)       (24)
  Current Cummulative Profit (Loss)      (543)      (701)      (420)      (176)       133        308        529
                                      -------    -------    -------    -------    -------    -------    -------
Total Stockholders' Equity              4,707      4,548      4,830      5,074      5,382      5,558      5,778
                                      -------    -------    -------    -------    -------    -------    -------
TOTAL LIABILITIES AND EQUITY           15,224     15,613     16,925     17,449     18,093     18,252     18,337
                                      -------    -------    -------    -------    -------    -------    -------

                     ROYAL PRECISION, INC. AND SUBSIDIARIES
                       ESTIMATED ORDERLY LIQUIDATION VALUE
                                 AUGUST 31, 2002

(In Thousands, except Per Share)

                                                       Balance
                                                        Sheet                       Liquidation
WORKING CAPITAL (1)                                     Value     % Recovery (2)       Value
                                                        -----     --------------    -----------
ASSETS
Current Assets
  Cash & Cash Equivalents                              $  147          100%            $  147
  Accounts Receivable, Net                              2,609           90%             2,348
  Inventories RM                                          327           50%               164
  Inventories WIP                                       1,265           25%               316
  Inventories FG                                        2,024           80%             1,619
  Other Current Assets                                    281           50%               140
                                                                                       ------
    Total Current Assets                               $6,653                          $4,735
Current Liabilities
  Accounts Payable                                      1,907          100%            $1,907
  Accrued Salaries and Benefits                           369           85%               314
  Accrued Restructuring Costs                             262          100%               262
  Accrued Pension Liability                               391          100%               391
  Accrued Environmental Costs                             179          100%               179
  Other Accrued Expenses                                  419          100%               419
                                                                                       ------
    Total Current Liabilities                          $3,528                          $3,472

                                                                                       ------
Net Working Capital                                     3,126                          $1,263

OTHER ASSETS AND LIABILITIES

Property, Plant, Equipment & Other
  Land                                                 $  123          100%            $  123
  Furniture, Fixtures and Office Equip                    191           50%                96
  Building and Improvements                               768           90%               691
  Machinery and Equipment                               3,510           60%             2,106
  Equipment Held for Sale                                 117           70%                82
  Construction in Progress                                675           20%               135
  Other Assets                                            125           50%                62
Patents, Intellectual Property, Trade Names (3)         1,250           50%               625
                                                                                       ------
    Total                                              $6,759                          $3,920

Total Debt as of August 31, 2002                       $6,523          100%            $6,523
                                                                                       ------


TOTAL ESTIMATED LIQUIDATION VALUE                                                     -$1,341

ESTIMATED LIQUIDATION VALUE / SHARE                                                    -$0.12
                                                                                       ------


(1) Financial information as of Aug 31, 2002 provided by the Company's management.

(2)  Estimated by The Harman Group and the Company's management.

(3) The liquidation value of the Company's patents, intellectual property, and trade names is estimated by The Harman Group. The estimated value is purely illustrative and is not based on detailed analysis or valuation of these assets. Actual values achieved in an orderly liquidation may differ substantially from these values.

                              ROYAL PRECISION, INC.
                             ORGINAL BUDGET 5/21/02
                                     (000)'S


                                 BUDGET    BUDGET    BUDGET    BUDGET    BUDGET    BUDGET    BUDGET    BUDGET    BUDGET
                                 Jun-02    Jul-02    Aug-02    Q1 Tot    Sep-02    Oct-02    Nov-02    Q2 Tot    Dec-02
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------
SALES
  Shaft Sales $                   1,309     1,203     1,282     3,794     1,535     1,503     1,746     4,784     1,500
  Shaft Units                       368       329       315     1,012       451       396       546     1,393       407
  ASP STEEL                        3.56      3.66      4.07      3.75      3.40      3.80      3.20      3.43      3.68
  Grip Sales $                      385       340       350     1,075       260       260       250       770       330
  Graphite Sales $                   30        60        60       150        60        70        70       200       100
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------
TOTAL SALES $                     1,724     1,603     1,692     5,019     1,855     1,833     2,066     5,754     1,930

COS
  Steel                           1,064     1,067     1,062     3,192     1,269     1,177     1,415     3,861     1,353
  Grip                              289       255       263       806       195       195       188       578       248
  Graphite                           21        42        42       105        42        49        49       140        70
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------
Total COS                         1,373     1,364     1,366     4,103     1,506     1,421     1,652     4,578     1,670

GROSS PROFIT
  Steel                             246       136       220       602       266       327       331       923       148
                                     19%       11%       17%       16%       17%       22%       19%       19%       10%
  Grip                               96        85        88       269        65        65        63       193        83
                                     25%       25%       25%       25%       25%       25%       25%       25%       25%
  Graphite                            9        18        18        45        18        21        21        60        30
                                     30%       30%       30%       30%       30%       30%       30%       30%       30%
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------
Gross Profit                        351       239       326       915       349       413       414     1,176       260
Gross Profit %                       20%       15%       19%       18%       19%       23%       20%       20%       13%

S G & A
  SELLING
    Sales                            44        46        46       137        44        49        44       137        42
    Sales Int'l                      14        14        14        42        17        16        13        46        13
    Marketing                        18        16        12        45        14        15        13        42        11
    Customer Service                 12        14        14        41        13        14        13        40        13
    Advertising                      19        14        14        47        14        16        15        44         4
    Tour                             15        16        15        46        16        16        10        43        11
    R&D                              11        12        12        35        11        12        11        35        12
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------
  TOTAL SELLING COSTS               134       132       127       393       130       137       119       386       106
  Total as % of Sales                 8%        8%        8%        8%        7%        7%        6%        7%        5%


  GENERAL & ADMINISTRATIVE
    Admin                           145       139       138       422       147       149       147       443       148
    Accounting/Finance               59        63        62       183        60        63        60       183        61
    MIS                              18        19        19        56        18        19        18        56        19
    HR                               27        30        28        84        29        30        28        87        30
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------
  TOTAL G&A                         249       251       246       746       255       261       253       769       258
  Total as % of Sales                14%       16%       15%       15%       14%       14%       12%       13%       13%

TOTAL SG&A                          382       383       373     1,139       385       398       372     1,155       364
Total SG&A as % of Sales             22%       24%       22%       23%       21%       22%       18%       20%       19%

OPERATING INCOME                    (32)     (144)      (48)     (224)      (35)       15        42        21      (103)
Operating Income as % of Sales      -2%       -9%       -3%       -4%       -2%         1%        2%        0%      -5%


                                 BUDGET    BUDGET    BUDGET    BUDGET    BUDGET    BUDGET    BUDGET    BUDGET
                                 Jan-03    Feb-03    Q3 Tot    Mar-03    Apr-03    May-03    Q4 Tot  F/Y '03 Tot
                                 ------    ------    ------    ------    ------    ------    ------    ------
SALES
  Shaft Sales $                   2,135     2,321     5,956     2,157     1,981     2,114     6,252    20,785
  Shaft Units                       541       665     1,613       548       502       617     1,666     5,684
  ASP STEEL                        3.95      3.49      3.69      3.94      3.95      3.43      3.75      3.66
  Grip Sales $                      340       380     1,050       400       400       420     1,220     4,115
  Graphite Sales $                  130       150       380       160       160       170       490     1,220
                                 ------    ------    ------    ------    ------    ------    ------    ------
TOTAL SALES $                     2,605     2,851     7,386     2,717     2,541     2,704     7,962    26,120

COS
  Steel                           1,500     1,737     4,589     1,520     1,474     1,574     4,569    16,211
  Grip                              255       285       788       300       300       315       915     3,086
  Graphite                           91       105       266       112       112       119       343       854
                                 ------    ------    ------    ------    ------    ------    ------    ------
Total COS                         1,846     2,127     5,643     1,932     1,886     2,008     5,827    20,151

GROSS PROFIT
  Steel                             635       584     1,367       637       506       540     1,683     4,575
                                     30%       25%       23%       30%       26%       26%       27%       22%
  Grip                               85        95       263       100       100       105       305     1,029
                                     25%       25%       25%       25%       25%       25%       25%       25%
  Graphite                           39        45       114        48        48        51       147       366
                                     30%       30%       30%       30%       30%       30%       30%       30%
                                 ------    ------    ------    ------    ------    ------    ------    ------
Gross Profit                        759       724     1,743       785       654       696     2,135     5,970
Gross Profit %                       29%       25%       24%       29%       26%       26%       27%       23%

S G & A
  SELLING
    Sales                            48        47       137        47        48        48       142       553
    Sales Int'l                      14        16        43        14        15        15        45       176
    Marketing                        30        30        71        17        17        17        51       210
    Customer Service                 15        12        41        14        13        13        40       162
    Advertising                      18        28        50        34        34        34       102       243
    Tour                             17        17        45        16        14        15        46       180
    R&D                              12        11        36        11        12        12        35       141
                                 ------    ------    ------    ------    ------    ------    ------    ------
  TOTAL SELLING COSTS               154       161       422       154       154       155       463     1,664
  Total as % of Sales                 6%        6%        6%        6%        6%        6%        6%        6%


  GENERAL & ADMINISTRATIVE
    Admin                           150       146       443       147       148       148       443     1,751
    Accounting/Finance               63        64       188        60        62        62       184       738
    MIS                              20        18        57        19        19        19        57       226
    HR                               30        27        87        30        30        28        88       345
                                 ------    ------    ------    ------    ------    ------    ------    ------
  TOTAL G&A                         262       255       774       256       259       257       772     3,060
  Total as % of Sales                10%        9%       10%        9%       10%       10%       10%       12%

TOTAL SG&A                          416       416     1,195       410       413       412     1,235     4,724
Total SG&A as % of Sales             16%       15%       16%       15%       16%       15%       16%       18%

OPERATING INCOME                    343       308       548       375       241       284       901     1,246
Operating Income as % of Sales       13%       11%        7%       14%        9%       11%       11%        5%